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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  September 26, 1996



                              SCP POOL CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                      0-26640              36-3943363
     --------------------         -------------------       ------------
(State or other jurisdiction    (Commission File Number)  (IRS Employer
   of incorporation)                                        Identification No.)



109 Northpark Boulevard, Covington, Louisiana                  70433-5001
---------------------------------------------                 ------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:       (504) 892-5521
                                                       ---------------------
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired

     The financial statements required by Item 7(a) relative to the acquisition of the business of The B-L Network, Inc. described in Item 2 of Form 8-K of SCP Pool Corporation dated September 26, 1996 are attached hereto as an exhibit and incorporated herein by this reference.

     (b) Pro forma financial information.

     The pro forma unaudited financial information required by Item 7(b) relative to the acquisition of the business of The B-L Network, Inc. described in Item 2 of Form 8-K of SCP Pool Corporation dated September 26, 1996 is attached hereto as an exhibit and incorporated herein by this reference.

     (c)  Exhibits

     Exhibits required to be filed with this Amendment No. 1 to Current Report on Form 8-K/A are included in the following exhibit index.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SCP POOL CORPORATION



Dated: November 12, 1997                 By: /s/ Craig K. Hubbard
                                            ------------------------------------
                                              Chief Financial Officer, Treasurer
                                                and Secretary



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                                 EXHIBIT INDEX
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Exhibit No.                           Description
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

      1          Financial statements required by Item 7(a)
      2          Pro forma unaudited financial information required by Item 7(b)

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